Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Sound Revolution Inc. (the “Company”) on Form 10-QSB for the period ended November 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robin Ram, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 21, 2008

By:	/s/ Robin Ram
Robin Ram
Director, President, Chief Executive Officer